SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                                        December 20, 2000
Date of Report (Date of earliest event reported) ...............................



                              NDC Automation, Inc.
 ................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                       56-1460497
 ................................................................................
(State or other                  (Commission                   (I.R.S. Employer
 jurisdiction                    File Number)                 Identification No)
 of incorporation)



3101 Latrobe Drive                          Charlotte NC           28211
 ................................................................................
        (Address of principal executive offices)                 (Zip Code)



                                                          (704) 362-1115
Registrant's telephone number, including area code .............................


 ................................................................................
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         --------------------------------

                  None.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  None.

Item 3.  Bankruptcy or Receivership.
         --------------------------

                  None.

Item 4.  Changes in the Registrant's Certifying Accountant.
         -------------------------------------------------

                  None.

Item 5.  Other Events.
         ------------

         The Company has renegotiated its license agreement with Netzler & Dalgren Co AB ("Netzler & Dahlgren"), located in Sweden. The new agreement, dated November 30, 2000, expands the Charlotte based Company's territory to sell to end-users worldwide and to continue to sub-license the technology in North America on a non-exclusive basis. In addition, the note payable to Netzler & Dahlgren of approximately $606,000 has been restructured, the interest was lowered from 16% to 9% and approximately $120,000 of the note was forgiven. Under the new agreement, Netzler & Dahlgren is obligated to extend its existing Letter of Credit to NDCA's bank until April 30, 2001; The Company has been given assurances that upon receipt of the Letter of Credit the bank will then extend the Company's line of credit of $450,000 to April, 2001.

 Due to its present financial condition, the Company continues to explore a potential business combination or sale of substantially all its assets. There can be no assurance that the Company can meet its objectives.

                  Exhibit 10.1: Copy of 10-Year Agreement with Netzler &
                                Dalgren

                  Exhibit 10.2: Copy of Notice Letter from Summit Business
                                Capital Corp.

                  Exhibit 10.3: Copy of Second Amended, Restated & Substituted
                                Secured Note

                  Exhibit 10.4: Copy of Third Amendment to Inventory & Accounts
                                Receivable Loan & Security Agreement

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

                  None

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  None

Item 8.  Change in Fiscal Year.
         ---------------------

                  None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NDC AUTOMATION, INC.



Date:  December 20, 2000                    By: /s/ Claude Imbleau
                                                --------------------------------
                                                    Claude Imbleau
                                                    Chief Operating Officer